UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2002


              CONSOLIDATED FREIGHTWAYS CORPORATION

                  Commission File Number  1-12149

              Incorporated in the State of Delaware
          I.R.S. Employer Identification No. 77-0425334

             16400 S.E. CF Way, Vancouver, WA 98683
                 Telephone Number (360) 448-4000




Item 9.  Regulation FD Disclosure

      On August 19, 2002, the Company announced the filing of sworn statements by John Brincko, President and Chief Executive Officer, and Stephen Sokol, Executive Vice President of Finance and Chief Financial Officer, indicating that neither has had sufficient time to complete internal review of materials covered by the Securities and Exchange Commission's certification order. The Company also announced an additional delay in the filing of its quarterly report on Form 10-Q for the period ended June 30, 2002. Copies of the press release and sworn statements are attached as exhibits.


Item 7.  Exhibits

     99.1  Press Release dated August 19, 2002
     99.2  Statement  Under Oath of Principal  Executive  Officer
           Regarding Facts and Circumstances Relating to Exchange Act Filings
     99.3  Statement Under Oath of Principal Financial Officer
           Regarding Facts and Circumstances Relating to Exchange Act Filings




                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Consolidated Freightways Corporation
                                   (Registrant)



August 19, 2002
                                   /s/Stephen Sokol
                                   Stephen  Sokol
                                   Executive Vice President of Finance and
                                      Chief Financial Officer